UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 19, 2008

Prudential Bancorp, Inc. of Pennsylvania
(Exact name of registrant as specified in its charter)

Pennsylvania	000-51214	68-0593604
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 Oregon Avenue, Philadelphia, Pennsylvania		19145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 755-1500

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)        Not applicable.

(e)        On November 19, 2008, certain amendments to each of the following agreements were approved by the Board of Directors of Prudential Savings Bank of Pennsylvania (the "Bank"), the wholly owned subsidiary of Prudential Bancorp, Inc.

•	Amended and Restated Employment Agreement between the Bank and Thomas A. Vento;

•	Amended and Restated Employment Agreement between the Bank and Joseph R. Corrato;

•	Amended and Restated Post Retirement Agreement between the Bank and Joseph W. Packer, Jr.;

•	Amended and Restated Split-Dollar Collateral Assignment with Joseph W. Packer, Jr. and Diane B. Packer;

•	Amended and Restated Split-Dollar Collateral Assignment with Joseph W. Packer, Jr.;

•	Amendment No. 1 to Split-Dollar Agreement between the Bank and Joseph W. Packer, Jr.

The purpose of the amendments was to make changes necessary to ensure that such agreements comply with the final regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended.

The foregoing description is qualified in its entirety by reference to the agreements, copies of which are attached as Exhibits 10.1 through 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

(f)           Not applicable.

Item 9.01           Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

The following exhibits are included herewith.

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement between the Bank and Thomas A. Vento
10.2	Amended and Restated Employment Agreement between the Bank and Joseph R. Corrato
10.3	Form of Amended and Restated Post Retirement Agreement between the Bank and Joseph W. Packer, Jr.
10.4	Form of Amended and Restated Split-Dollar Collateral Assignment with Joseph W. Packer, Jr. and Diane B. Packer
10.5	Form of Amended and Restated Split-Dollar Collateral Assignment with Joseph W. Packer, Jr.
10.6	Form of Amendment No. 1 to Split-Dollar Agreement between the Bank and Joseph W. Packer, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

Date: November 25, 2008	By:	/s/Joseph R. Corrato
Joseph R. Corrato
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement between the Bank and Thomas A. Vento
10.2	Amended and Restated Employment Agreement between the Bank and Joseph R. Corrato
10.3	Form of Amended and Restated Post Retirement Agreement between the Bank and Joseph W. Packer, Jr.
10.4	Form of Amended and Restated Split-Dollar Collateral Assignment with Joseph W. Packer, Jr. and Diane B. Packer
10.5	Form of Amended and Restated Split-Dollar Collateral Assignment with Joseph W. Packer, Jr.
10.6	Form of Amendment No. 1 to Split-Dollar Agreement between the Bank and Joseph W. Packer, Jr.